SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 14, 2010 (November 5, 2010)

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed in connection with the Form 8-K filed by Inergy, L.P. (the “Partnership”) on November 5, 2010 to file certain pro forma financial information.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The pro forma financial information required by Item 9.01(b) of Form 8-K and Article 11 of Regulation S-X is incorporated into this Item 9.01 by reference to Exhibit 99.1 to this Form 8-K/A

(d) Exhibits.

Exhibit 99.1	Inergy, L.P. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	Inergy GP, LLC
(its managing general partner)

Date: December 14, 2010	By:	/s/ R. Brooks Sherman, Jr.
R. Brooks Sherman, Jr., Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.1	Inergy, L.P. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements.

4